                                                                       EXHIBIT 2
                                VOTING AGREEMENT


        This Voting Agreement ("AGREEMENT") is made and entered into as of April 20, 1999, between Healtheon Corporation, a Delaware corporation ("PARENT"), and the undersigned stockholder ("STOCKHOLDER") of Mede America Corporation, a Delaware corporation (the "COMPANY").

                                    RECITALS

        A. Concurrently with the execution of this Agreement, Parent, the Company and Mercury Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent ("MERGER SUB"), are entering into an Agreement and Plan of Reorganization (the "MERGER AGREEMENT") which provides for the merger (the "MERGER") of Merger Sub with and into the Company. Pursuant to the Merger, shares of capital stock of the Company will be converted into Common Stock of Parent on the basis described in the Merger Agreement.

        B. Stockholder is the record holder of the number of outstanding shares of Common Stock of the Company indicated on the signature page of this Agreement.

        C. As a material inducement to enter into the Merger Agreement, Parent desires the Stockholder to agree, and the Stockholder is willing to agree, to vote the Shares and New Shares (as defined below) so as to facilitate consummation of the Merger.

        NOW, THEREFORE, intending to be legally bound, the parties agree as follows:

        1. Agreement to Vote Shares; Additional Purchases; Transfers and Encumbrance.

               1.1 Agreement to Vote Shares. At every meeting of the stockholders of the Company called with respect to any of the following, and at every adjournment thereof, and on every action or approval by written consent of the stockholders of the Company with respect to any of the following, Stockholder shall cause the Shares and any New Shares (as defined below) to be voted:

               (i) in favor of approval of the Merger and the adoption and approval of the Merger Agreement including all actions contemplated thereby;

               (ii) against approval of any proposal made in opposition to, or in competition with, consummation of the Merger and the Merger Agreement; and

               (iii) against any of the following actions (other than those actions that relate to the Merger and are contemplated by the Merger Agreement):
(A) any merger, consolidation, business combination, sale of assets, reorganization or recapitalization of the Company with any party; (B) any dissolution, liquidation or winding up of the Company; (C) any joint venture or material strategic relationship with any party; (D) any material change in the capitalization of the Company or the Company's capital structure; or (E) any other action that is intended, or could reasonably be expected to impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any of the transactions contemplated by the Merger Agreement.

               1.2 Definition. For purposes of this Agreement, "SHARES" shall mean all issued and outstanding shares of capital stock of the Company for which Stockholder is the beneficial owner, including any securities convertible into, or exercisable or exchangeable for shares of the Company's capital stock, all as set forth on the signature page hereto.

               1.3 Additional Purchases. Stockholder agrees that any shares of capital stock of the Company that Stockholder purchases or with respect to which Stockholder otherwise acquires beneficial ownership after the execution of this Agreement and prior to the date of termination of this Agreement ("NEW SHARES") shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares.

               1.4 Transfer and Encumbrance. Stockholder agrees not to transfer, sell, exchange, pledge or otherwise dispose of or encumber (collectively, "Transfer") any of the shares or any New Shares or to discuss, negotiate, or make any offer or agreement relating thereto, other than to or with Parent, in each case without the prior written consent of Parent. Stockholder acknowledges that the intent of the foregoing sentence is to ensure that Parent retains the right under the Proxy (as defined in Section 2 hereof) to vote the Shares and any New Shares in accordance with the terms of the Proxy.

        2. Irrevocable Proxy. Concurrently with the execution of this Agreement, Stockholder agrees to deliver to Parent a proxy in the form attached hereto as Exhibit A (the "PROXY") with respect to the Shares and New Shares, which shall be irrevocable to the fullest extent permitted by applicable law.

        3. Representations and Warranties of the Stockholder.

                (i) Stockholder is the owner of the Shares free and clear of any liens, claims, options, charges or other encumbrances and Stockholder has full authority to vote and direct the voting of the Shares;

               (ii) Stockholder does not beneficially own any securities of the Company other than the Shares indicated on the final page of this Agreement; and
(iii) has full power and authority to make, enter into and carry out the terms of this Agreement and the Proxy.

               (iii) Stockholder has been advised that (i) the issuance of shares of Parent Common Stock in connection with the Merger is expected to be effected pursuant to a Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the "ACT"), and as such will not be deemed "restricted securities" within the meaning of Rule 144 promulgated thereunder and resale of such shares will not be subject to any restrictions other than as set forth in Rule 145 of the Act and (ii) Stockholder may be deemed to be an affiliate of the Company and/or Parent. Stockholder accordingly agrees not to sell, transfer or otherwise dispose of any Parent Common Stock issued to Stockholder in the Merger unless (x) such sale, transfer or other disposition is made in conformity with the requirements of Rule 145(d) promulgated under the Act, (y) an authorized representative of the SEC takes the position in writing to the effect that the SEC would take no action, or that the staff of the SEC would not recommend that the SEC take action, with respect to such sale, transfer or other disposition, and a copy of such written position ("NO ACTION CORRESPONDENCE") is delivered to Parent, or (z) Stockholder delivers to Parent a written opinion of counsel, reasonably acceptable to Parent in form and substance, that such sale, transfer or other disposition is otherwise exempt from registration under the Act.

               (iv) Parent will give stop transfer instructions to its transfer agent with respect to any Parent Common Stock received by Stockholder pursuant to the Merger and there will be placed on the certificates representing such Parent Common Stock, or any substitutions therefor, a legend stating in substance:

        "THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN A TRANSACTION TO WHICH RULE 145 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, APPLIES AND MAY ONLY BE TRANSFERRED (A) IN CONFORMITY WITH RULE 145(d) UNDER SUCH ACT, (B) IN ACCORDANCE WITH A WRITTEN OPINION OF COUNSEL, REASONABLY ACCEPTABLE TO THE ISSUER IN FORM AND SUBSTANCE THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED."

The legend set forth above shall be removed (by delivery of a substitute certificate without such legend) and Parent shall instruct its transfer agent to remove such legend, if Stockholder delivers to Parent (i) satisfactory written evidence that the shares have been sold in compliance with Rule 145 (in which case, the substitute certificate will be issued in the name of the transferee),
(ii) a copy of the No Action Correspondence, (iii) an opinion of counsel, in form and substance reasonably satisfactory to Parent to the effect that public sale of the shares by the holder thereof is no longer subject to Rule 145, or
(iv) a written request for removal of such legend after the earlier of (x) the inapplicability of Rule 145 by its terms, (y) the effective date of any action by the SEC eliminating the restrictions upon sale, transfer or disposition under Rule 145 or otherwise rendering compliance with such restrictions unnecessary.

        4. Additional Documents. Stockholder and Parent hereby covenant and agree to execute and deliver any additional documents necessary or desirable, in the reasonable opinion of Parent or Stockholder, as the case may be, to carry out the intent of this Agreement.

        5. Consent and Waiver. Stockholder hereby gives any consents or waivers that are reasonably required for the consummation of the Merger under the terms of any agreements to which Stockholder is a party or pursuant to any rights Stockholder may have.

        6. Termination. This Agreement shall terminate and shall have no further force or effect as of the earlier to occur of (i) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement or (ii) such date and time as the Merger Agreement shall have been terminated in accordance with its terms.

        7. Miscellaneous.

               7.1 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

               7.2 Binding Effect and Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties without prior written consent of the other.

               7.3 Amendments and Modification. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

               7.4 Specific Performance; Injunctive Relief. The parties hereto acknowledge that Parent will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of Stockholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to Parent upon any such violation, Parent shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Parent at law or in equity.

               7.5 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and sufficient if delivered in person or sent by overnight courier by a reputable carrier (prepaid) to the respective parties as follows:

               If to Parent:  Healtheon Corporation
                              4600 Patrick Henry Road
                              Santa Clara, California 95054
                              Attention: Mike Long



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


               With a copy to:  Wilson Sonsini Goodrich & Rosati, P.C.
                                650 Page Mill Road
                                Palo Alto, California 94304-1050
                                Attention: Larry W. Sonsini, Esq.
                                           Daniel Mitz, Esq.

               If to the Stockholder: To the address for notice set forth on the signature page hereof.

               With a copy to:  Reboul, MacMurray, Hewitt, Maynard & Kristol
                                45 Rockefeller Plaza
                                New York, NY 10111
                                Attention: Mark J. Tannenbaum
                                           Karen C. Wiedemann

or to such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt.

               7.6 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Delaware (without regard to the principles of conflict of laws thereof).

               7.7 Entire Agreement. This Agreement contains the entire understanding of the parties in respect of the subject matter hereof, and supersedes all prior negotiations and understandings between the parties with respect to such subject matter.

               7.8 Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

               7.9 Effect of Headings. The section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.



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


        IN WITNESS WHEREOF, the parties have caused this Voting Agreement to be duly executed on the date and year first above written.

                                    HEALTHEON CORPORATION


                                    By: /s/ Jack Dennison
                                        ---------------------------------------

                                    Print Name: Jack Dennison
                                                -------------------------------

                                    Title: Vice President
                                           ------------------------------------


                                    WELSH, CARSON, ANDERSON &
                                    STOWE V, L.P.
                                      320 Park Avenue, 25th Floor
\                                     New York, NY 10019

                                    By:  WCAS V Partners, General Partner


                                    By: /s/ T.E. McInerney
                                        ---------------------------------------

                                    Print Name: T.E. McInerney
                                                -------------------------------

                                    Title: General Partner
                                           ------------------------------------


                                    _____________ shares of Common Stock of
                                    the Company, which constitutes all of the "Shares" beneficially owned by Stockholder.




                             ***VOTING AGREEMENT***

        IN WITNESS WHEREOF, the parties have caused this Voting Agreement to be duly executed on the date and year first above written.

                                    HEALTHEON CORPORATION


                                    By:
                                        ---------------------------------------

                                    Print Name:
                                                -------------------------------

                                    Title:
                                           ------------------------------------


                                    WELSH, CARSON, ANDERSON &
                                    STOWE VI, L.P.
                                      320 Park Avenue, 25th Floor
                                      New York, NY 10019

                                      By: WCAS VI Partners, L.P. General Partner


                                    By: /s/ T.E. McInerney
                                        ---------------------------------------

                                    Print Name: T.E. McInerney
                                                -------------------------------

                                    Title: General Partner
                                           ------------------------------------


                                    _____________ shares of Common Stock of
                                    the Company, which constitutes all of the "Shares" beneficially owned by Stockholder.




                             ***VOTING AGREEMENT***

        IN WITNESS WHEREOF, the parties have caused this Voting Agreement to be duly executed on the date and year first above written.

                                    HEALTHEON CORPORATION


                                    By:
                                        ---------------------------------------

                                    Print Name:
                                                -------------------------------

                                    Title:
                                           ------------------------------------


                                    WCAS CAPITAL PARTNERS II, L.P.
                                      320 Park Avenue, 25th Floor
                                      New York, NY 10019


                                      By: WCAS CP II Partners, General Partner


                                    By: /s/  T. E. McINERNEY
                                        ---------------------------------------

                                    Print Name:  T. E. McINERNEY
                                                -------------------------------

                                    Title: General Partner
                                           ------------------------------------


                                    _____________ shares of Common Stock of
                                    the Company, which constitutes all of the "Shares" beneficially owned by Stockholder.




                             ***VOTING AGREEMENT***

        IN WITNESS WHEREOF, the parties have caused this Voting Agreement to be duly executed on the date and year first above written.

                                    HEALTHEON CORPORATION


                                    By: /s/ JACK DENNISON
                                        ---------------------------------------

                                    Print Name: Jack Dennison
                                                -------------------------------

                                    Title: Vice President
                                           ------------------------------------


                                    WCAS INFORMATION PARTNERS, L.P.
                                      320 Park Avenue, 25th Floor
                                      New York, NY 10019

                                      By: WCAS INFO Partners, General Partner


                                    By:  /s/  T. E. McINERNEY
                                        ---------------------------------------

                                    Print Name:   T. E. McINERNEY
                                                -------------------------------

                                    Title: General Partner
                                           ------------------------------------


                                    _____________ shares of Common Stock of
                                    the Company, which constitutes all of the "Shares" beneficially owned by Stockholder.




                             ***VOTING AGREEMENT***

        IN WITNESS WHEREOF, the parties have caused this Voting Agreement to be duly executed on the date and year first above written.

                                    HEALTHEON CORPORATION


                                    By:
                                        ---------------------------------------

                                    Print Name:
                                                -------------------------------

                                    Title:
                                           ------------------------------------


                                    WILLIAM BLAIR LEVERAGED CAPITAL
                                    FUND, L.P.
                                      222 West Adams Street
                                      Chicago, IL 60606


                                            By: William Blair Leveraged Capital
                                            Management, Its General Partner


                                    By:   /s/  Timothy M. Murray
                                        ---------------------------------------

                                    Print Name: Timothy M. Murray
                                                -------------------------------

                                    Title: Principal
                                           ------------------------------------


                                    ____________ shares of Common Stock of
                                    the Company, which constitutes all of the "Shares" beneficially owned by Stockholder.




                             ***VOTING AGREEMENT***

IN WITNESS WHEREOF, the parties have caused this Voting Agreement to be duly executed on the date and year first above written.

                                    HEALTHEON CORPORATION


                                    By:
                                        ---------------------------------------

                                    Print Name:
                                                -------------------------------

                                    Title:
                                           ------------------------------------


                                    WILLIAM BLAIR CAPITAL
                                    PARTNERS V, L.P.
                                      222 West Adams Street
                                      Chicago, IL 60606

                                      By: William Blair Capital Partners, LLC
                                          General Partner


                                    By: /s/ Timothy M. Murray
                                        ---------------------------------------

                                    Print Name: Timothy M. Murray
                                                -------------------------------

                                    Title: Principal
                                           ------------------------------------


                                    _____________ shares of Common Stock of
                                    the Company, which constitutes all of the "Shares" beneficially owned by Stockholder.




                             ***VOTING AGREEMENT***

                                    EXHIBIT A

                                IRREVOCABLE PROXY


        The undersigned Stockholder of Mede America Corporation, a Delaware corporation (the "COMPANY"), hereby irrevocably appoints the directors on the Board of Directors of Healtheon Corporation, a Delaware corporation ("PARENT"), and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to the voting of the Shares and New Shares (as each such term is defined in the Voting Agreement of even date between Parent and the Stockholder (the "VOTING AGREEMENT")) on the matters described below (and on no other matter), until such time as that certain Agreement and Plan of Reorganization dated as of April 20, 1999 (the "MERGER AGREEMENT"), among Parent, Mercury Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent ("MERGER SUB"), and the Company, shall be terminated in accordance with its terms or the Merger (as defined in the Merger Agreement) becomes effective. Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof are hereby revoked and no subsequent proxies will be given.

        This proxy is irrevocable (to the fullest extent permitted by law), is granted pursuant to the Voting Agreement and is granted in consideration of Parent entering into the Merger Agreement. The attorneys and proxies named above will be empowered at any time prior to the earlier of termination of the Merger Agreement and the date on which the Merger becomes effective to exercise all voting rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares) of the undersigned at every annual, special or adjourned meeting of the Company's stockholders, and in every written consent in lieu of such a meeting, or otherwise, to vote the Shares:

               (i) in favor of approval of the Merger and the adoption and approval of the Merger Agreement including all actions contemplated thereby;

               (ii) against approval of any proposal made in opposition to, or in competition with, consummation of the Merger and the Merger Agreement; and

               (iii) against any of the following actions (other than those actions that relate to the Merger and are contemplated by the Merger Agreement):
(A) any merger, consolidation, business combination, sale of assets, reorganization or recapitalization of the Company with any party; (B) any dissolution, liquidation or winding up of the Company; (C) any joint venture or material strategic relationship with any party; (D) any material change in the capitalization of the Company or the Company's capital structure; or (E) any other action that is intended, or could reasonably be expected to impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any of the transactions contemplated by the Merger Agreement.

        The attorneys and proxies named above may only exercise this proxy to vote the Shares subject hereto at any time prior to the earlier of termination of the Merger Agreement and the date on which the Merger becomes effective, at every annual, special or adjourned meeting of the stockholders of the Company and in every written consent in lieu of such meeting. The undersigned Stockholder may vote the Shares on all other matters.

        Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

        This proxy is irrevocable.

Dated:  April 20, 1999


                                    WELSH, CARSON, ANDERSON &
                                    STOWE V, L.P.
                                      320 Park Avenue, 25th Floor
                                      New York, NY 10019

                                            By: WCAS V Partners, General Partner


                                    By: /s/ T.E. McInerney
                                        ---------------------------------------

                                    Print Name: T.E. McInerney
                                                -------------------------------

                                    Title: General Partner
                                           ------------------------------------




                                   ***PROXY***

        The attorneys and proxies named above may only exercise this proxy to vote the Shares subject hereto at any time prior to the earlier of termination of the Merger Agreement and the date on which the Merger becomes effective, at every annual, special or adjourned meeting of the stockholders of the Company and in every written consent in lieu of such meeting. The undersigned Stockholder may vote the Shares on all other matters.

        Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

        This proxy is irrevocable.

Dated:  April 20, 1999


                                    WELSH, CARSON, ANDERSON &
                                    STOWE VI, L.P.
                                      320 Park Avenue, 25th Floor
                                      New York, NY  10019

                                      By: WCAS VI Partners, L.P. General Partner


                                    By:  /s/  T. E. McINERNEY
                                        ---------------------------------------

                                    Print Name:   T. E. McINERNEY
                                                -------------------------------

                                    Title: General Partner
                                           ------------------------------------




                                   ***PROXY***

        The attorneys and proxies named above may only exercise this proxy to vote the Shares subject hereto at any time prior to the earlier of termination of the Merger Agreement and the date on which the Merger becomes effective, at every annual, special or adjourned meeting of the stockholders of the Company and in every written consent in lieu of such meeting. The undersigned Stockholder may vote the Shares on all other matters.

        Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

        This proxy is irrevocable.

Dated:  April 20, 1999


                                    WCAS CAPITAL PARTNERS II, L.P.
                                      320 Park Avenue, 25th Floor
                                      New York, NY 10019


                                      By: WCAS CP II Partners, General Partner


                                    By:  /s/  T. E. McINERNEY
                                        ---------------------------------------

                                    Print Name:   T. E. McINERNEY
                                                -------------------------------

                                    Title: General Partner
                                           ------------------------------------




                                   ***PROXY***

        The attorneys and proxies named above may only exercise this proxy to vote the Shares subject hereto at any time prior to the earlier of termination of the Merger Agreement and the date on which the Merger becomes effective, at every annual, special or adjourned meeting of the stockholders of the Company and in every written consent in lieu of such meeting. The undersigned Stockholder may vote the Shares on all other matters.

        Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

        This proxy is irrevocable.

Dated:  April 20, 1999


                                    WCAS INFORMATION PARTNERS, L.P.
                                      320 Park Avenue, 25th Floor
                                      New York, NY  10019

                                      By: WCAS INFO Partners, General Partner


                                    By:  /s/  T. E. McINERNEY
                                        ---------------------------------------

                                    Print Name:  T. E. McINERNEY
                                                -------------------------------

                                    Title: General Partner
                                           ------------------------------------




                                   ***PROXY***

        The attorneys and proxies named above may only exercise this proxy to vote the Shares subject hereto at any time prior to the earlier of termination of the Merger Agreement and the date on which the Merger becomes effective, at every annual, special or adjourned meeting of the stockholders of the Company and in every written consent in lieu of such meeting. The undersigned Stockholder may vote the Shares on all other matters.

        Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

        This proxy is irrevocable.

Dated:  April 20, 1999


                                    WILLIAM BLAIR LEVERAGED CAPITAL
                                    FUND, L.P.
                                      222 West Adams Street
                                      Chicago, IL 60606


                                      By: William Blair Leveraged Capital
                                          Management, Its General Partner


                                    By:   /s/  TIMOTHY M. MURRAY
                                        ---------------------------------------

                                    Print Name: Timothy M. Murray
                                                -------------------------------

                                    Title: Principal
                                           ------------------------------------




                                   ***PROXY***

        The attorneys and proxies named above may only exercise this proxy to vote the Shares subject hereto at any time prior to the earlier of termination of the Merger Agreement and the date on which the Merger becomes effective, at every annual, special or adjourned meeting of the stockholders of the Company and in every written consent in lieu of such meeting. The undersigned Stockholder may vote the Shares on all other matters.

        Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

        This proxy is irrevocable.

Dated:  April 20, 1999


                                    WILLIAM BLAIR CAPITAL
                                    PARTNERS V, L.P.
                                      222 West Adams Street
                                      Chicago, IL 60606

                                      By: William Blair Capital Partners, LLC
                                          General Partner


                                    By: /s/ Timothy M. Murray
                                        ---------------------------------------

                                    Print Name: Timothy M. Murray
                                                -------------------------------

                                    Title: Principal
                                           ------------------------------------




                                   ***PROXY***